SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 14, 2005
              ----------------------------------------------------

                                TRUE HEALTH, INC.
             (Exact name of registrant as specified in its charter)

                                      Utah
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                             011 44 (0)208 658 9575
          (Telephone number, including area code of agent for service)

 SECTION 8 - OTHER EVENTS

 ITEM 8.01  OTHER EVENTS

         On December 14, 2005, True Health, Inc., a Utah corporation (the "Corporation") amended its Securities Purchase Agreement to eliminate the requirement of a registration statement to be filed with the Securities and Exchange Commission.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRUE HEALTH, INC.



                                          By: /s/David Francis
                                             ----------------------------------
                                                David Francis, President


Date:  December 20, 2005